FORM OF
                             AMENDMENT TO APPENDIX I

Funds                                                                                          Custodian
Colonial Trust I
                         Colonial High Yield Securities Fund                                   Chase Manhattan Bank
                         Colonial Income Fund                                                  Chase Manhattan Bank
                         Colonial Strategic Income Fund                                        Chase Manhattan Bank
                         Stein Roe Advisor Tax-Managed Growth Fund                             Chase Manhattan Bank

Colonial Trust II
                         Colonial Money Market Fund                                            Chase Manhattan Bank
                         Colonial Intermediate U.S. Government Fund                            Chase Manhattan Bank
                         Colonial Short Duration U.S. Government Fund                          Chase Manhattan Bank
                         Newport Tiger Cub Fund                                                Chase Manhattan Bank
                         Newport Japan Opportunities Fund                                      Chase Manhattan Bank
                         Newport Greater China Fund                                            Chase Manhattan Bank

Colonial Trust III
                         Colonial Select Value Fund                                            Chase Manhattan Bank
                         The Colonial Fund                                                     Chase Manhattan Bank
                         Colonial Federal Securities Fund                                      Chase Manhattan Bank
                         Colonial Global Equity Fund                                           Chase Manhattan Bank
                         Colonial International Horizons Fund                                  Chase Manhattan Bank
                         Colonial Strategic Balanced Fund                                      Chase Manhattan Bank
                         Colonial Global Utilities Fund                                        Chase Manhattan Bank
                         The Crabbe Huson Special Fund                                         State Street Bank & Trust
                         Crabbe Huson Small Cap Fund                                           State Street Bank & Trust
                         Crabbe Huson Real Estate Investment Fund                              State Street Bank & Trust
                         Crabbe Huson Equity Fund                                              State Street Bank & Trust
                         Crabbe Huson Asset Allocation Fund                                    State Street Bank & Trust
                         Crabbe Huson Oregon Tax-Free Fund                                     State Street Bank & Trust
                         Crabbe Huson Income Fund                                              State Street Bank & Trust

Colonial Trust IV
                         Colonial High Yield Municipal Fund                                    Chase Manhattan Bank
                         Colonial Intermediate Tax-Exempt Fund                                 Chase Manhattan Bank
                         Colonial Tax-Exempt Fund                                              Chase Manhattan Bank
                         Colonial Tax-Exempt Insured Fund                                      Chase Manhattan Bank
                         Colonial Municipal Money Market Fund                                  Chase Manhattan Bank
                         Colonial Utilities Fund                                               Chase Manhattan Bank

Colonial Trust V
                         Colonial Massachusetts Tax-Exempt Fund                                Chase Manhattan Bank
                         Colonial Connecticut Tax-Exempt Fund                                  Chase Manhattan Bank
                         Colonial California Tax-Exempt Fund                                   Chase Manhattan Bank
                         Colonial Michigan Tax-Exempt Fund                                     Chase Manhattan Bank
                         Colonial Minnesota Tax-Exempt Fund                                    Chase Manhattan Bank
                         Colonial New York Tax-Exempt Fund                                     Chase Manhattan Bank
                         Colonial North Carolina Tax-Exempt Fund                               Chase Manhattan Bank
                         Colonial Ohio Tax-Exempt Fund                                         Chase Manhattan Bank
                         Colonial Florida Tax-Exempt Fund                                      Chase Manhattan Bank

Colonial Trust VI        Colonial U.S. Stock Fund                                              Chase Manhattan Bank
                         Colonial Small Cap Value Fund                                         Chase Manhattan Bank
                         Colonial Aggressive Growth Fund                                       Chase Manhattan Bank
                         Colonial Equity Income Fund                                           Chase Manhattan Bank
                         Colonial International Equity Fund                                    Chase Manhattan Bank
                         Newport Asia Pacific Fund                                             Chase Manhattan Bank

Colonial Trust VII       Newport Tiger Fund                                                    Chase Manhattan Bank

Effective Date: October      , 1998




By:  ____________________________________
                                      , Controller for Each Fund


        COLONIAL MANAGEMENT ASSOCIATES, INC.


By:  ____________________________________
                                     , Senior Vice President


        LIBERTY FUNDS SERVICES, INC.


By:  ____________________________________
                                       , President